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                                                                      EXHIBIT 21

                           Subsidiaries of Registrant




                                                                                   State of

Name of Subsidiary                                                               Incorporation

Arizona NewsChannel, L.L.C.                                                        Delaware
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Cable Network Services, L.L.C.                                                     Delaware
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Cablecoupons, Inc.                                                                 Texas
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CableRep, Inc.                                                                     Delaware
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Cablevision of Arizona Partner, Inc.                                               Colorado
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Cablevision of Leander, Inc.                                                       Texas
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Cablevision of Oklahoma Partner, Inc.                                              Colorado
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Cablevision of Pflugerville, Inc.                                                  Texas
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Cablevision of Texas Partner, Inc.                                                 Colorado
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Cablevision of Utah Partner, Inc.                                                  Colorado
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CCI PCS, Inc.                                                                      Delaware
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Community Tel                                                                      Nevada
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Cox @Home, Inc.                                                                    Delaware
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Cox Animal Planet, Inc.                                                            Delaware
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Cox Arizona Telcom, L.L.C.                                                         Delaware
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Cox Arkansas Telecom, L.L.C.                                                       Delaware
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Cox Business Services, Inc.                                                        Delaware
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Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)          Delaware
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Cox Classic Cable, Inc.                                                            Delaware
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Cox Communications Baton Rouge II, Inc.                                            Delaware
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Cox Communications BTP Holdings, Inc. (formerly Cox Teleport Partners, Inc.)       Delaware
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Cox Communications Central II, Inc.                                                Delaware
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Cox Communications E.T.E. Inc.                                                     Delaware
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Cox Communications Florida (Partnership) (formerly Cox Cable New York)             New York
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Cox Communications Gulf Coast, L.L.C.                                              Delaware
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Cox Communications Hampton Roads, L.L.C.                                           Delaware
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Cox Communications Holdings, Inc.                                                  Delaware
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Cox Communications Kansas, L.L.C.                                                  Delaware
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Cox Communications Las Vegas, Inc.                                                 Delaware
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Cox Communications Louisiana, L.L.C.                                               Delaware
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Cox Communications NCC, Inc.                                                       Delaware
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Cox Communications New York City, Inc.                                             New York
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Cox Communications Omaha, L.L.C.                                                   Delaware
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Cox Communications Payroll, Inc.                                                   California
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Cox Communications Pensacola, L.L.C.                                               Delaware
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Cox Communications Services, Inc.                                                  Delaware
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


Cox Communications Shopping Services, Inc.                                         Delaware
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Cox Communications Telecom, Inc.                                                   Virginia
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Cox Connecticut Telcom, L.L.C.                                                     Delaware
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Cox Consumer Information Network, Inc.                                             Delaware
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Cox DC Radio, Inc.                                                                 Delaware
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Cox District of Columbia Telecom, L.L.C.                                           Delaware
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Cox Fibernet Oklahoma, L.L.C.                                                      Delaware
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Cox Fibernet Virginia, Inc.                                                        Delaware
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Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
partner; 99% Member - CoxCom, Inc., limited partner)                               Delaware
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Cox Georgia Telcom, L.L.C.                                                         Delaware
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Cox Government Services, Inc.                                                      Delaware
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Cox Home Video North, Inc.                                                         Delaware
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Cox Iowa Telcom, L.L.C.                                                            Delaware
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Cox Kansas Telcom, L.L.C.                                                          Delaware
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Cox Louisiana Telcom, L.L.C.                                                       Delaware
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Cox Maryland Telecom, L.L.C.                                                       Delaware
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Cox Missouri Telcom, L.L.C.                                                        Delaware
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Cox Nebraska Telcom, L.L.C.                                                        Delaware
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Cox Nevada Telcom, L.L.C.                                                          Delaware
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Cox Oklahoma Telcom, L.L.C.                                                        Delaware
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Cox RHINOS Trust                                                                   Delaware
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Cox Rhode Island Telcom, L.L.C.                                                    Delaware
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Cox San Diego SPE, L.L.C.                                                          Delaware
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Cox Telcom Partners, Inc.                                                          Delaware
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Cox Texas Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
partner; 99% Member - CoxCom, Inc., limited partner)                               Delaware
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Cox Trust I                                                                        Delaware
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Cox Trust II                                                                       Delaware
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Cox Virginia Telcom, Inc.                                                          Virginia
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CP Arizona I, LLC                                                                  Delaware
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CP Arizona II, LLC                                                                 Delaware
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CP Nevada, LLC                                                                     Delaware
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CSI Partner II, Inc.                                                               Colorado
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CSI Partner, Inc.                                                                  Colorado
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Fisher Communications Associates, L.L.C.                                           Colorado
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Hampton Roads Local Content, L.L.C.                                                Delaware
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Hospitality Network, Inc.                                                          Nevada
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Local News on Cable, L.L.C.                                                        Virginia
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MAS ARIZONA, L.L.C.                                                                Delaware
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MT Associates, Inc. (formerly Intermedia Technologies, Inc.)                       Texas
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News Channel 15, L.L.C.                                                            Delaware
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News Channel, L.L.C.                                                               Oklahoma
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Outdoor Life Network, L.L.C.                                                       Delaware
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

Padres CableRep Advertising Company, G.P.                                          California
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Peak Cablevision, L.L.C. (former name Premier Media, L.L.C. - 09/26/1997)          Colorado
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Primetel of Nevada                                                                 Nevada
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Rhode Island News Channel, L.L.C.                                                  Delaware
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Speedvision Network, L.L.C.                                                        Delaware
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Sun Valley Cablevision, Inc.                                                       Idaho
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TAL Financial Corporation                                                          Nevada
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TC Systems Partner, Inc.                                                           Colorado
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TCA Cable Partners                                                                 Delaware
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TCA Cable Partners II (50.39% GP interest held by TCIAmerican Cable
Holdings IV, L.P; 49.61% GP interest held by TCAHoldings II, L.P.)                 Delaware
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TCA Cable TV of Missouri, Inc.                                                     Texas
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TCA Communications, Inc.                                                           Texas
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TCA Holdings II, L.P.                                                              Texas
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TCA Holdings, L.P.                                                                 Texas
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TCA Interests II, Inc.                                                             Nevada
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TCA Interests, L.L.C.                                                              Texas
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TCA Management Company                                                             Texas
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TCI American Cable Holdings III, L.P.                                              Colorado
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TCI American Cable Holdings IV, L.P.                                               Colorado
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TCI Cablevision of Arizona, Inc.                                                   Arizona
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TCI of Kansas Partner, Inc.                                                        Colorado
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Telecable Associates, Inc.                                                         Texas
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Telecommunications of Nevada, L.L.C.                                               Delaware
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Teleservice Corporation of America                                                 Texas
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Texas Community Antennas, Inc.                                                     Texas
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TMJV, Inc.                                                                         Delaware
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Tulsa Partner, Inc.                                                                Colorado
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Video Service Company                                                              Ohio
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VPI Communications, Inc.                                                           Texas
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Williamson County Cablevision Company                                              Texas
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WOWT/Cox News Channel, L.L.C.                                                      Delaware
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CoxCom, Inc.                                                                       Delaware

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:
                       d/b/a Cox Communications Bakersfield
                       d/b/a Cox Communications Cleveland Area
                       d/b/a Cox Communications Desert Valley
                       d/b/a Cox Communications Gainesville/Ocala d/b/a Cox Communications Humboldt d/b/a Cox Communications Louisiana d/b/a Cox Communications New England d/b/a Cox Communications Northern Virginia d/b/a Cox Communications Oklahoma City d/b/a Cox Communications Orange County d/b/a Cox Communications Palos Verdes d/b/a Cox Communications Pensacola d/b/a Cox Communications Phoenix d/b/a Cox Communications Roanoke d/b/a Cox Communications San Diego d/b/a Cox Communications Santa Barbara d/b/a Cox Communications Tucson d/b/a Cox Communications West Texas